Exhibit 99.1

NEWS

NEWS

NEWS

CF INDUSTRIES BOARD OF DIRECTORS RECOMMENDS REJECTION OF AGRIUM’S EXCHANGE OFFER

Company Files its Schedule 14D-9 Detailing Reasons for Board’s Recommendation

DEERFIELD, IL, March 23, 2009 – CF Industries Holdings, Inc. (NYSE: CF) today announced that its board of directors has recommended that CF Industries’ stockholders reject Agrium Inc.’s (TSX: AGU) (NYSE: AGU) offer to acquire all outstanding shares of CF Industries.  CF Industries today filed its Schedule 14D-9 with the U.S. Securities and Exchange Commission, which provides details with respect to the reasons for the Board’s recommendation.

CF Industries sent the following letter to its stockholders regarding the board’s recommendation:

CF INDUSTRIES’ BOARD RECOMMENDS THAT YOU REJECT AGRIUM’S OFFER

Dear Fellow CF Industries Stockholder:

On March 16, 2009, Agrium Inc. commenced an exchange offer to acquire your shares at an exchange ratio of 1.0 common share of Agrium common stock plus $31.70 in cash, or 1.7866 Agrium common shares (subject to proration) or $72.00 in cash (subject to proration), per CF Industries common share.

Following a careful review of all aspects of the Agrium offer with management and its legal and financial advisors, your board concluded that Agrium’s offer is grossly inadequate, substantially undervalues CF Industries and is not in the best interests of CF Industries and its stockholders.

CF Industries’ board of directors believes that the continued pursuit of CF Industries’ long-term strategy, including its proposed strategic business combination with Terra Industries Inc., will create superior value for CF Industries stockholders and provide a significantly better growth platform than a combination with Agrium.

CF Industries’ board of directors considered numerous factors in making its recommendation, including the following:

•                  Agrium’s offer is grossly inadequate and substantially undervalues CF Industries.  The Board believes that Agrium’s offer does not fully reflect the intrinsic value of CF Industries, resulting in virtually no economic premium to CF Industries stockholders, and no premium for control of CF Industries.  The inadequacy of the premium is particularly striking when measured against recent historical periods prior to the announcement of Agrium’s proposal on February 25, 2009.  Based on daily closing prices of Agrium shares and CF Industries shares, the implied value of Agrium’s offer represented a premium of only 1.8% during the one-year period prior to February 25, 2009.

•                  The timing of Agrium’s offer is opportunistic.  The opportunistic timing of the offer, which includes a substantial cash component, takes advantage of the recent decline in share prices across the fertilizer sector and global equity markets, inflating the premium described by Agrium in their prospectus.  Agrium’s CEO has acknowledged publicly that Agrium is attempting to buy CF Industries at a low valuation multiple, at a low point in the fertilizer cycle and at a low point in the stock markets.

•                  The cash-and-stock nature of Agrium’s offer is disadvantageous to CF Industries stockholders.  Approximately 44% of the total consideration is payable in cash.  As a result, if the Agrium transaction were completed, CF Industries stockholders would be unable to participate in any recovery of the fertilizer sector or the global equity markets to the extent of the cash consideration.  In addition, the substantial cash component prevents CF Industries stockholders from fully participating in the realization of any synergies resulting from the consummation of the transaction.  Agrium has also elected to structure the offer and the second-step merger as a fully taxable transaction, which eliminates the ability of CF Industries stockholders, even stockholders that elect and receive 100% of the consideration payable in the offer or second-step merger in Agrium common shares, to determine when to recognize a gain or loss on their CF Industries shares.

•                  The cash component of the Agrium offer represents no net increase in value to CF Industries stockholders.  CF Industries’ own cash and debt capacity at December 31, 2008 generates more than $30 per CF Industries common share.  The cash component of Agrium’s offer is being effectively funded by CF Industries and its stockholders receive virtually no additional cash value from the Agrium offer.  As a result, CF Industries is itself funding the cash in Agrium’s offer and CF Industries stockholders are being asked to exchange a share of CF Industries, the best performing stock in the peer group, for a share of Agrium, one of the worst performing stocks in the peer group.

•                  Agrium’s offer is fundamentally at odds with CF Industries’ long-term strategy, which has proven to be very successful.  The offer is counter to CF Industries’ long-term strategy, which focuses on the higher-margin businesses of manufacturing and wholesale distribution of nitrogen and phosphate fertilizers.  CF Industries’ board of directors believes that continuing to pursue this strategy as a standalone company will deliver more value to stockholders of CF Industries than the offer.  In contrast, Agrium has pursued the opposite strategy, emphasizing and investing in a large retail, lower-margin business (representing approximately 55% of Agrium’s 2008 revenue) that competes directly with Agrium’s and CF Industries’ wholesale customers.

•                  CF Industries’ record demonstrates the success of its business strategy; Agrium has underperformed.  The board of directors believes that CF Industries’ successful operational track record and strategies for growth have been recognized by the market.  At the same time, Agrium has significantly underperformed CF Industries and the global peer group.  From CF Industries’ initial public offering through January 15, 2009, CF Industries shares increased 192%, outperforming the global peer group, which increased 87%.  During this time, Agrium common shares increased only 34%.

•                  Agrium’s offer is an attempt to interfere with CF Industries’ proposed strategic business combination with Terra Industries.  The board of directors believes that a business combination with Terra will create superior value for CF Industries stockholders and a significantly better growth platform than a combination with Agrium.  In fact, the board believes that the Agrium offer is a transparent attempt to derail CF Industries’ proposed business combination with Terra.

•                  The combination of Agrium and CF Industries may expose CF Industries’ stockholders to significant risks and uncertainties.

•                  The synergies assumed in Agrium’s offer are poorly delineated and uncertain.

•                  The Board believes that CF Industries’ phosphate business is of substantially higher quality than Agrium’s phosphate business.

•                  Several of Agrium’s expansion projects and investments in nitrogen manufacturing have underperformed and/or resulted in substantial write-downs.

•                  The market has reacted negatively to Agrium’s offer.

CF INDUSTRIES’ BOARD WILL CONTINUE TO WORK IN YOUR BEST INTERESTS

CF Industries’ board of directors has made its recommendation to reject Agrium’s offer because the board of directors believes that the offer is grossly inadequate and substantially undervalues CF Industries, is fundamentally at odds with CF Industries’ long-term strategy which has been very successful, and exposes CF Industries and its stockholders to significant risks and uncertainties.

CF Industries’ board and management team will continue to act in the best interests of CF Industries and its stockholders.  We encourage you to read the enclosed Schedule 14D-9, which provides further details with regard to the Board’s recommendation and discusses the factors that the Board carefully considered and evaluated in making its decision to reject Agrium’s offer.

If you have any questions concerning CF Industries’ Schedule 14D-9 or require additional copies of any materials filed with the Securities and Exchange Commission, please contact our information agent, Innisfree M&A, toll-free at (877) 456-3507.

Thank you for your continued support and we appreciate your interest in CF Industries.

Sincerely,

Stephen R. Wilson

Chairman, President and Chief Executive Officer

Morgan Stanley and Rothschild are acting as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to CF Industries.

Analyst/Investor Conference Call/Webcast

CF Industries will be hosting a conference call with analysts and investors at 9:00am ET / 8:00am CT on Monday, March 23, 2009.  The conference call can be accessed by dialing 1 (866) 770-7129 (U.S. dial-in) or 1 (617) 213-8067 (International dial-in), conference code 96613866.  Accompanying slides will be available on the CF Industries website at www.cfindustries.com.

The company will also webcast the call to all interested parties on its website.  Please see the www.cfindustries.com for details on how to access the webcast.

A replay of the conference call will be available from 12:00pm ET / 11:00am CT on March 23, 2009 and can be accessed in the U.S. by dialing 1 (888) 286-8010, conference code 35509480.  International callers can access the replay by dialing 1 (617) 801-6888, conference code 35509480.  The webcast will also be archived on the CF Industries website, www.cfindustries.com.

Contacts

Charles A. Nekvasil

Director, Public and Investor Relations

847-405-2515 — CNekvasil@cfindustries.com

Susan Stillings / Monika Driscoll, 212-333-3810

Brunswick Group LLC

Alan Miller, 212-750-5833

Innisfree M&A Incorporated

About CF Industries

CF Industries Holdings, Inc., headquartered in Deerfield, Illinois, is the holding company for the operations of CF Industries, Inc. CF Industries, Inc. is a major producer and distributor of nitrogen and phosphate fertilizer products. CF Industries operates world-scale nitrogen fertilizer plants in Donaldsonville, Louisiana and Medicine Hat, Alberta, Canada; conducts phosphate mining and manufacturing operations in Central Florida; and distributes fertilizer products through a system of terminals, warehouses, and associated transportation equipment located primarily in the Midwestern United States. The company also owns a 50 percent interest in KEYTRADE AG, a global fertilizer trading organization headquartered near Zurich, Switzerland. Additional information on CF Industries is found on the company’s website at www.cfindustries.com.

Additional Information

This press release relates to the offer (the “Offer”) by CF Industries Holdings, Inc. (“CF Industries”) through its direct wholly-owned subsidiary, Composite Acquisition Corporation (“Composite Acquisition”), to exchange each issued and outstanding share of common stock (the “Terra common stock”) of Terra Industries Inc. (“Terra”) for 0.4235 shares of CF Industries common stock. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, Terra common stock, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) filed by CF Industries and Composite Acquisition with the Securities and Exchange Commission (the “SEC”) on February 23, 2009. The Registration Statement has not yet become effective. The Offer is made only through the Exchange Offer Documents. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

This press release is neither an offer to purchase nor the solicitation of an offer to sell any securities. On March 23, 2009, CF Industries filed a Solicitation/Recommendation Statement on

Schedule 14D-9 with the SEC with respect to the exchange offer commenced by Agrium Inc. INVESTORS AND SECURITY HOLDERS OF CF INDUSTRIES ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER RELEVANT MATERIALS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

In connection with the solicitation of proxies for the 2009 annual meeting of stockholders of Terra, CF Industries and its wholly-owned subsidiary CF Composite, Inc. (“CF Composite”) filed a revised preliminary proxy statement with the SEC on March 23, 2009 and intend to file a definitive proxy statement. When completed, the definitive proxy statement of CF Industries and CF Composite and accompanying proxy card will be mailed to stockholders of Terra. INVESTORS AND SECURITY HOLDERS OF TERRA ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of any documents filed by CF Industries with the SEC through the web site maintained by the SEC at www.sec.gov.  Free copies of any such documents can also be obtained by calling Innisfree M&A Incorporated toll-free at (877) 456-3507.

CF Industries, CF Composite, their respective directors and executive officers and the individuals nominated by CF Composite for election to Terra’s board of directors are participants in the solicitation of proxies from Terra stockholders for Terra’s 2009 annual meeting of stockholders. Information regarding such participants and a description of their direct and indirect interests in such solicitation, by securities holdings or otherwise, is contained in the revised preliminary proxy statement filed by CF Industries with the SEC on March 23, 2009. CF Industries and its directors and executive officers will be participants in any solicitation of proxies from Terra stockholders or CF Industries stockholders in respect of the proposed transaction with Terra. Information regarding CF Industries’ directors and executive officers is available in its proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on March 16, 2009, and a description of their direct and indirect interests in such solicitation, by security holdings or otherwise, will be contained in the proxy statement/prospectus filed in connection with the proposed transaction with Terra.

All information in this press release concerning Terra and Agrium, including their respective businesses, operations and financial results was obtained from public sources.  While CF Industries has no knowledge that any such information is inaccurate or incomplete, CF Industries has not had the opportunity to verify any of that information.

Safe Harbor Statement

Certain statements contained in this press release may constitute “forward-looking statements.”  All statements in this press release, other than those relating to historical information or current condition, are forward-looking statements.  These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements.  Risks and uncertainties relating to the proposed transaction include: Terra’s failure to accept CF Industries’ proposal and enter into definitive agreements to effect the transaction; our ability to obtain shareholder, antitrust, regulatory and other approvals on the proposed terms and schedule; uncertainty of the expected financial performance of CF Industries following completion of the proposed transaction; CF Industries’ ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; CF Industries’ ability to promptly and effectively integrate the businesses of Terra and CF Industries; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers.  Additional risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business and the agricultural sector; changes in global fertilizer supply and demand and its impact on the selling price of our products; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with certain large customers; the impact of changing market conditions on our forward pricing program; the reliance of our operations on a limited number of key facilities; the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; unanticipated adverse consequences related to the expansion of our business; our inability to expand our business, including the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; recent global market and economic conditions, including credit markets; and the other risks and uncertainties included from time to time in our filings with the SEC.  Except as required by law, we undertake no obligation to update or revise any forward-looking statements.

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